UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    January 16, 2004


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Texas                      0-7674                          75-0944023
------------------         --------------------           ----------------------
(State of Incorporation)   (Commission File No.)          (IRS Employer
                                                          Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155

ITEM 12.  Results of Operations and Financial Condition

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended December 31, 2003 of First Financial Bankshares, Inc.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST FINANCIAL BANKSHARES, INC.
                                      (Registrant)



DATE:  January 16, 2004               By:  /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                         EXHIBIT

For immediate release              For More Information:
                                   J. Bruce Hildebrand, Executive Vice President
                                   325.627.7167


FIRST FINANCIAL BANKSHARES ANNOUNCES EARNINGS RESULTS WITH 17TH CONSECUTIVE YEAR OF INCREASED EARNINGS



ABILENE, Texas, January 16, 2004 - First Financial Bankshares, Inc. today reported quarterly earnings of $8.52 million for the fourth quarter of 2003 as compared to $8.55 million for the same period last year, virtually unchanged. Earnings per share for the quarter amounted to $0.55 for both 2003 and 2002.

For the year ended December 31, 2003, net income totaled $35.30 million as compared to $33.95 million for the same period in 2002, which was the 17th consecutive year of increased earnings. Earnings per share for 2003 rose to $2.28 as compared to $2.20 for the prior year. Net income and earnings per share for the 2003 year represented increases of 4.0% and 3.6%, respectively.

As of December 31, 2003, consolidated assets for the Company totaled $2.093 billion, compared to $1.993 billion a year earlier. Loans increased slightly from $964.0 million at December 31, 2002 to $987.5 million at December 31, 2003. Total deposits were $1.796 billion compared to $1.712 billion in 2002. Shareholders' equity at December 31, 2003, amounted to $251.5 million versus $238.8 million the prior year.

"We were pleased with the growth in our asset base and the increase in earnings for the year, even though earnings were flat for the fourth quarter," stated F. Scott Dueser, President and Chief Executive Officer. "The compressed interest margins for the year decreased our net interest income through the accelerated amortization of mortgage-backed bond premiums and lower loan rates. This decrease was offset by lower loan loss provisions, an increase in real estate mortgage fees and additional premiums on the early sale of student loans."

"Fourth quarter 2003 earnings were flat with fourth quarter 2002 due to compressed interest margins, lower mortgage fees, and lower gain on sale of student loans, primarily due to the large sale of student loans earlier in the year."

"For the year we experienced a $14 million growth in commercial loans and a $43 million growth in real estate loans," Dueser said. "However, this was offset by a $20 million decline in consumer loans and a $20 million reduction in student loans. This reduction in student loans is anticipated to continue due to the additional premium we can earn by selling these loans at an earlier date. We experienced an $85 million increase in deposits in 2003 primarily fueled from a $47 million increase in noninterest bearing demand deposits."

First Financial Bankshares, Inc., a family of community banks headquartered in Abilene, Texas, operates 10 separately-chartered banks with 28 locations in Texas and a trust company. These subsidiaries are First National Bank of Abilene; Hereford State Bank; First National Bank, Sweetwater; Eastland National Bank; First Financial Bank, National Association, Cleburne; Stephenville Bank & Trust Co.; San Angelo National Bank; Weatherford National Bank; First Financial Bank, National Association, Southlake; City National Bank, Mineral Wells and
First Financial Trust & Asset Management Company, National Association. The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN. For more information about First Financial Bankshares; please visit our web site at http://www.ffin.com.






                                      *****

The numbers contained within this release are unaudited. Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                      (In thousands, except per share data)


                                                                                                         December 31,
                                                                                                --------------------------------
                                                                                                      2003             2002
                                                                                                ---------------  ---------------
ASSETS:
Cash and due from banks                                                                         $      112,817   $      110,761
Fed funds sold                                                                                           1,900           70,000
Investment securities                                                                                  910,302          772,256
Loans                                                                                                  987,523          964,040
     Allowance for loan losses                                                                         (11,576)         (11,219)
                                                                                                ---------------  ---------------
Net loans                                                                                              975,947          952,821
Premises and equipment                                                                                  43,902           40,606
Intangible assets                                                                                       24,718           24,871
Other assets                                                                                            22,985           21,868
                                                                                                ---------------  ---------------
     Total assets                                                                               $    2,092,571   $    1,993,183
                                                                                                ===============  ===============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                                                    $      472,575   $      425,473
Interest-bearing deposits                                                                            1,323,696        1,286,089
                                                                                                ---------------  ---------------
     Total deposits                                                                                  1,796,271        1,711,562
Repurchase agreements                                                                                   28,975           26,709
Other liabilities                                                                                       15,838           16,144
Shareholders' equity                                                                                   251,487          238,768
                                                                                                ---------------  ---------------
     Total liabilities and shareholders' equity                                                 $    2,092,571   $    1,993,183
                                                                                                ===============  ===============



                                                                      Three Months Ended                  Year Ended
                                                                         December 31,                    December 31,
                                                                ------------------------------  --------------------------------
INCOME STATEMENTS                                                    2003            2002             2003             2002
                                                                --------------  --------------  ---------------  ---------------
Interest income                                                 $      23,729   $      25,591   $       95,285   $      104,285
Interest expense                                                        3,830           5,244           17,131           24,380
                                                                --------------  --------------  ---------------  ---------------
Net interest income                                                    19,899          20,347           78,154           79,905
Provision for loan losses                                                 208             809            1,178            2,370
                                                                --------------  --------------  ---------------  ---------------
Net interest income after
     provision for loan losses                                         19,691          19,538           76,976           77,535
Net gain on sale of student loans                                          56             157            1,896              783
Net gain (loss) on real estate and other assets                            15              (3)             743                7
Net gain on securities transactions                                         9               0               25               16
Real estate mortgage fees                                                 440             541            2,923            1,858
Other noninterest income                                                7,157           7,259           28,522           27,466
Noninterest expense                                                    15,622          15,247           61,154           59,082
                                                                --------------  --------------  ---------------  ---------------
     Net income before income taxes                                    11,746          12,245           49,931           48,583
Income tax expense                                                      3,226           3,694           14,626           14,630
                                                                --------------  --------------  ---------------  ---------------
     Net income                                                 $       8,520   $       8,551   $       35,305   $       33,953
                                                                ==============  ==============  ===============  ===============

PER COMMON SHARE DATA
Net income - basic                                              $        0.55   $        0.55   $         2.28   $         2.20
Net income - diluted                                                     0.55            0.55             2.27             2.19
Cash dividends                                                           0.31            0.28             1.21             1.08
Book value                                                                                               16.25            15.45
Market  value                                                                                            41.12            30.40

PERFORMANCE RATIOS
Return on average assets                                                 1.64 %          1.74 %           1.75 %           1.78 %
Return on average equity                                                13.55           14.29            14.40            14.97
Net interest margin (tax equivalent)                                     4.44            4.73             4.44             4.78
Efficiency ratio (tax equivalent)                                       54.15           52.12            52.52            51.96


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)


                                                                             2003                                     2002
                                                ---------------------------------------------------------------  ---------------
                                                   Dec. 31,        Sept. 30,       June 30,        March 31,         Dec. 31,
                                                --------------  --------------  --------------  ---------------  ---------------

ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                   $     11,462   $      11,523   $      11,363   $       11,219   $       11,530
Loans charged off                                        (401)           (526)           (347)            (902)          (1,291)
Loan recoveries                                           307             232             281              535              171
                                                --------------  --------------  --------------  ---------------  ---------------
Net (charge-offs) recoveries                              (94)           (294)            (66)            (367)          (1,120)
Provision for loan losses                                 208             233             226              511              809
                                                --------------  --------------  --------------  ---------------  ---------------
Balance at end of period                         $     11,576   $      11,462   $      11,523   $       11,363   $       11,219
                                                ==============  ==============  ==============  ===============  ===============

Allowance for loan losses /
     period-end loans                                    1.17  %         1.21  %         1.25  %          1.19  %          1.16  %
Allowance for loan losses /
     nonperforming loans                                661.0           711.1           823.7            589.4            300.8
Net charge-offs / average loans
     (annualized)                                        0.04            0.12            0.03             0.15             0.46


NONPERFORMING ASSETS
Nonaccrual loans                                $       1,690   $       1,552   $       1,299   $        1,829   $        3,716
Accruing loans 90 days past due                            61              60             100               99               14
                                                --------------  --------------  --------------  ---------------  ---------------
     Total nonperforming loans                          1,751           1,612           1,399            1,928            3,730
Foreclosed assets                                       1,420           1,411           1,445            1,345              536
                                                --------------  --------------  --------------  ---------------  ---------------
     Total nonperforming assets                  $      3,171   $       3,023   $       2,844   $        3,273   $        4,266
                                                ==============  ==============  ==============  ===============  ===============

As a % of loans and foreclosed assets                    0.32  %         0.32  %         0.31  %          0.34  %          0.44  %


CAPITAL RATIOS
Tier 1 Risk-based                                       18.83  %        19.14  %        19.16  %         19.33  %         18.42  %
Total Risk-based                                        19.83           20.17           20.22            20.40            19.47
Tier 1 Leverage                                         10.60           10.55           10.46            10.35            10.51
Equity to assets                                        12.02           12.03           12.38            12.03            11.98
